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                                                                      EXHIBIT 21

                       SYSCO CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT



Registrant:   Sysco Corporation

The following is a list of wholly-owned subsidiaries of the Registrant.

                                                         STATE OR JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
---------------------------------                      -------------------------
Buckhead Beef Company                                  Delaware
Doughtie's Sysco Food Services, Inc.                   Delaware
K.W. Food Distributors Ltd.                            British Columbia, Canada
Nobel/Sysco Food Services Company                      Colorado
*Sysco Equipment & Furnishings Company                 Delaware
Pegler-Sysco Food Services Company                     Nebraska
*Pegler-Sysco Transportation Co.                       Nebraska
Ritter Sysco Food Services, Inc.                       New Jersey
*Dowd Food Discount Corp.                              New Jersey
Sysco Administrative Services, Inc.                    Delaware
Sysco Financial Services, Inc.                         Delaware
*Hardin's-Sysco Food Services, Inc.                    Tennessee
*Lankford-Sysco Food Services, Inc.                    Maryland
*Robert Orr-Sysco Food Services Company                Tennessee
*Sysco Food Services of Austin, Inc.                   Delaware
*Sysco Food Services of Dallas, Inc.                   Delaware
*Sysco Food Services of Houston, Inc.                  Delaware
*Sysco Food Services of New Orleans, Inc.              Delaware
*Sysco Food Services of San Antonio, Inc.              Delaware
Sysco Food Services of Arizona, Inc.                   Delaware
*Sysco Arizona Leasing, Inc.                           Delaware
Sysco Food Services of Arkansas, Inc.                  Arkansas
Sysco Food Services of Atlanta, Inc.                   Delaware
Sysco Food Services of Central Alabama, Inc.           Delaware
Sysco Food Services of Central Florida, Inc.           Delaware
Sysco Food Services of Central Pennsylvania, Inc.      Pennsylvania
Sysco Food Services of Charlotte, Inc.                 North Carolina
Sysco Food Services-Chicago, Inc.                      Delaware
Sysco Food Service of Cleveland, Inc.                  Delaware
Sysco Food Services of Detroit, Inc.                   Delaware
Sysco Food Services of Grand Rapids, Inc.              Michigan
Sysco Food Services of Idaho, Inc.                     Idaho


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                                                         STATE OR JURISDICTION
          NAME OF SUBSIDIARY                               OF INCORPORATION
--------------------------------------                 -------------------------
Sysco Food Services of Indianapolis, Inc.              Delaware
Sysco Food Services of Iowa, Inc.                      Delaware
Sysco Food Services - Jacksonville, Inc.               Delaware
Sysco Food Services of Kansas City, Inc.               Missouri
Sysco Food Services of Los Angeles, Inc.               Delaware
Sysco Food Services of Minnesota, Inc.                 Delaware
Sysco Food Services of Modesto, Inc.                   California
Sysco Food Services of Montana, Inc.                   Delaware
Sysco Food Services of Northern New England, Inc.      Maine
Sysco Food Services of Oklahoma, Inc.                  Delaware
Sysco Food Services of Philadelphia, Inc.              Pennsylvania
*Garden Cash & Carry, Inc.                             Delaware
Sysco Food Services of Pittsburgh, Inc.                Pennsylvania
Sysco Food Services of Portland, Inc.                  Delaware
Sysco Food Services of San Diego, Inc.                 Delaware
Sysco Food Services of San Francisco, Inc.             California
Sysco Food Services of Seattle, Inc.                   Delaware
Sysco Food Services of South Florida, Inc.             Delaware
Sysco Food Services of Southeast Florida, Inc.         Delaware
Sysco Food Services of St. Louis, Inc.                 Delaware
Sysco Food Services of Virginia, Inc.                  Virginia
Sysco Food Services - West Coast Florida, Inc.         Delaware
Sysco Holdings Limited                                 New Brunswick, Canada
*Strano Sysco Foodservice Limited                      Ontario, Canada
Sysco Intermountain Food Services, Inc.                Delaware
Sysco/Louisville Food Services Co.                     Delaware
Sysco Newport Meat Company                             Delaware
Sysco Proprietary LP                                   Texas
Sysco Services LP                                      Texas
The SYGMA Network, Inc.                                Delaware

INACTIVE SUBSIDIARIES
--------------------------------------
DiPaolo/Sysco Food Services, Inc.                      Ohio
Grants - Sysco Food Services, Inc.                     Michigan
Olewine's Sysco Food Services Company                  Delaware
SyscoMed, Inc.                                         Delaware
*Sysco Food Services of Beaumont, Inc.                 Delaware

    *2nd Tier Subsidiary